UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-04700

                         The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Annual Report — December 31, 2016

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Kevin V. Dreyer Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Robert D. Leininger, CFA Portfolio Manager BA, Amherst College MBA, Wharton School, University of Pennsylvania	Daniel M. Miller Managing Director, GAMCO Investors BS, University of Miami

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 13.7%, compared with total returns of 12.0% and 16.4% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 15.7%. The Fund’s NAV per share was $5.84, while the price of the publicly traded shares closed at $5.52 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)
	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception (08/21/86)
Gabelli Equity Trust
NAV Total Return (b)	13.66%	13.40%	6.96%	8.87%	9.55%	10.20%	10.63%
Investment Total Return (c)	15.71	13.37	6.47	7.06	9.34	10.07	10.18
S&P 500 Index	11.96	14.66	6.95	6.69	7.68	9.45	9.93(d)
Dow Jones Industrial Average	16.37	12.86	7.48	7.26	8.21	10.18	10.87(d)
Nasdaq Composite Index	8.92	17.16	9.58	8.13	8.33	9.27	9.44(e)

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.
(e)	From September 30, 1986, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2016:

The Gabelli Equity Trust Inc.

Food and Beverage	11.3%
Financial Services	9.4%
Entertainment	6.8%
Equipment and Supplies	5.6%
Diversified Industrial	5.0%
Health Care	4.6%
Automotive: Parts and Accessories	4.4%
Energy and Utilities	4.3%
Consumer Products	4.0%
Consumer Services	3.9%
Telecommunications	3.5%
Cable and Satellite	3.3%
Retail	3.3%
U.S. Government Obligations	3.3%
Business Services	3.0%
Electronics	2.4%
Broadcasting	2.4%
Specialty Chemicals	2.3%
Machinery	2.3%
Aerospace and Defense	2.0%

Aviation: Parts and Services	1.7%
Hotels and Gaming	1.6%
Environmental Services	1.6%
Computer Software and Services	1.1%
Telecommunication Services	0.9%
Wireless Communications	0.9%
Metals and Mining	0.7%
Communications Equipment	0.7%
Agriculture	0.7%
Automotive	0.6%
Publishing	0.6%
Building and Construction	0.5%
Transportation	0.5%
Real Estate	0.4%
Closed-End Funds	0.2%
Manufactured Housing and Recreational Vehicles	0.1%

Real Estate Investment Trusts	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended December 31, 2016 (Unaudited)

	Shares	Ownership at December 31, 2016
NET PURCHASES
Common Stocks
Adient plc(a)	31,350	31,350
AdvanSix Inc.(b)	12,320	12,320
Akorn Inc.	19,615	49,615
Alcoa Corp.(c)	13,888	13,888
Arconic Inc.	41,666	41,666
Armstrong Flooring Inc.	23,500	42,500
AutoNation Inc.	19,000	95,300
BioScrip Inc.	910,820	2,841,273
CNH Industrial NV, New York	6,500	60,092
Conagra Brands Inc.(d)	10,000	135,000
Contax Participacoes SA(e)	354	354
CVS Health Corp.	1,100	118,900
Delphi Automotive plc	12,500	12,500
Denny’s Corp.	4,000	4,000
Endo International plc	30,000	55,000
Energizer Holdings Inc.	20,000	168,000
General Electric Co.	4,000	153,000
Globus Medical Inc., Cl. A	17,500	17,500
H&R Block Inc.	5,000	66,000
Herc Holdings Inc.	11,000	53,000
Hertz Global Holdings Inc.	238,000	300,000
Hewlett Packard Enterprise Co.	5,000	22,000
Inventure Foods Inc.	45,000	183,347
Jason Industries Inc.	50,000	242,885
Kellogg Co.	5,000	27,800
Lamb Weston Holdings Inc.(d)	86,666	86,666
Liberty Broadband Corp., Cl. A	2,000	66,192
Liberty Expedia Holdings Inc., Cl. A	26,642	26,642
Liberty Interactive Corp. QVC Group., Cl. A	7,000	225,200
Liberty Ventures., Cl. A	45,398	45,398
Lions Gate Entertainment Corp., Cl. B(f)	48,641	48,641
Marathon Petroleum Corp.	9,000	17,000
Millicom International Cellular SA	37,000	93,000
Modine Manufacturing Co., Cl. A	5,000	185,000
Mondelēz International Inc.	33,000	323,000
National Fuel Gas Co.	6,000	25,000
Pandora Media Inc.	20,000	20,000
Rolls-Royce Holdings plc, Cl. C(g)	55,614,000	55,614,000
ServiceMaster Global Holdings Inc.	1,000	15,000
SGL Carbon SE(h)	9,000	18,000
Stericycle Inc.	4,000	4,000
The Timken Co.	4,000	80,000
Time Warner Inc.	3,000	204,800
TimkenSteel Corp.	10,000	130,000
Twitter Inc.	50,000	50,000
Waddell & Reed Financial Inc., Cl. A	50,000	120,000
Whole Foods Market Inc.	20,000	55,000

	Shares	Ownership at December 31, 2016
Wynn Resorts Ltd.	1,000	6,000
Zayo Group Holdings Inc.	15,000	15,000
NET SALES
Common Stocks
AMETEK Inc.	(16,000)	420,000
Ascena Retail Group Inc.	(96,811)	-
AT&T Inc.	(62,000)	133,000
CLARCOR Inc.	(8,000)	96,900
Comcast Corp., Cl. A	(10,000)	80,000
Corning Inc.	(45,000)	390,000
Crane Co.	(2,000)	173,100
Curtiss-Wright Corp.	(6,000)	256,300
Donaldson Co. Inc.	(6,093)	337,800
Ferro Corp.	(23,000)	457,000
Flowserve Corp.	(18,000)	207,000
GATX Corp.	(7,600)	131,200
Greif Inc., Cl. A	(2,000)	132,000
Greif Inc., Cl. B	(2,800)	10,000
Honeywell International Inc.(b)	(7,000)	329,000
IDEX Corp.	(17,000)	240,000
Johnson Controls International plc(a)	(1,688)	345,490
Liberty Media Corp.-Liberty SiriusXM., Cl. A	(12,000)	77,000
MasterCard Inc., Cl. A	(28,000)	289,000
Media General Inc.	(4,000)	139,123
O’Reilly Automotive Inc.	(4,000)	73,000
Rogers Communications Inc., New York., Cl. B	(10,000)	427,890
Rollins Inc.	(104,577)	1,605,000
Starz, Cl. A(f)	(71,700)	-
The Boeing Co.	(5,000)	55,000
The Interpublic Group of Companies Inc.	(12,000)	294,000
The Madison Square Garden Co., Cl. A	(933)	102,201
UnitedHealth Group Inc.	(5,000)	74,000
Xylem Inc.	(12,000)	274,000

(a)	Spin off - 0.1 new shares of Adient plc for every 1 share held of Johnson Controls.
(b)	Spin off - 0.04 new shares for every 3 shares held of Honeywell International Inc.
(c)	Stock Split - 1 new share for every 3 shares held of Alcoa Inc.
(d)	Spin off - 1 new share for every 3 shares held of Conagra Brands Inc.
(e)	Rights issue- 0.2 Rights for every 1 share held.
(f)	Merger - $18 cash plus 0.68 shares of new Lions Gate Entertainment Corp., Cl. B for every 1 share of Starz Class A.
(g)	Stock dividend - 46 new Cl. C shares for every 1 share held of Rolls-Royce Holdings plc.
(h)	Rights issue- 1 Right for every 1 share held.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 96.4%
	Food and Beverage — 11.3%
3,000	Ajinomoto Co. Inc.	$52,866	$60,424
106,200	Brown-Forman Corp., Cl. A	1,837,877	4,911,750
35,950	Brown-Forman Corp., Cl. B	1,269,227	1,614,874
63,800	Campbell Soup Co.	1,781,130	3,857,986
65,000	Chr. Hansen Holding A/S	2,725,303	3,599,504
15,000	Coca-Cola European Partners plc	275,290	471,000
135,000	Conagra Brands Inc.	4,266,922	5,339,250
30,000	Constellation Brands Inc., Cl. A	376,266	4,599,300
18,000	Crimson Wine Group Ltd.†	91,848	168,660
201,500	Danone SA	9,779,634	12,769,006
652,800	Davide Campari-Milano SpA	3,566,380	6,383,831
171,000	Diageo plc, ADR	11,189,407	17,773,740
85,400	Dr Pepper Snapple Group Inc.	2,773,198	7,743,218
80,000	Flowers Foods Inc.	263,976	1,597,600
76,200	Fomento Economico Mexicano SAB de CV, ADR	1,872,322	5,807,202
55,000	General Mills Inc.	2,252,522	3,397,350
1,848,400	Grupo Bimbo SAB de CV, Cl. A	2,624,248	4,180,147
41,300	Heineken NV	1,962,995	3,098,000
11,000	Ingredion Inc.	162,440	1,374,560
183,347	Inventure Foods Inc.†	1,243,853	1,805,968
105,000	ITO EN Ltd.	2,422,898	3,490,267
27,800	Kellogg Co.	1,518,251	2,049,138
64,000	Kerry Group plc, Cl. A	735,609	4,558,917
86,666	Lamb Weston Holdings Inc.†	2,655,649	3,280,308
9,700	LVMH Moet Hennessy Louis Vuitton SE	335,341	1,852,228
45,000	Maple Leaf Foods Inc.	828,035	942,465
323,000	Mondelēz International Inc., Cl. A	11,184,359	14,318,590
70,000	Morinaga Milk Industry Co. Ltd.	299,202	504,299
41,000	Nestlé SA.	1,791,828	2,941,226
190,000	PepsiCo Inc.	12,049,493	19,879,700
39,200	Pernod Ricard SA	3,228,300	4,248,132
26,000	Post Holdings Inc.†	882,170	2,090,140
40,000	Remy Cointreau SA	2,377,486	3,411,440
55,000	The Kraft Heinz Co.	2,017,310	4,802,600
104,600	The Coca-Cola Co.	3,308,008	4,336,716
32,000	The Hain Celestial Group Inc.†	214,736	1,248,960
3,000	The J.M. Smucker Co.	149,101	384,180
57,000	The WhiteWave Foods Co.†	3,167,988	3,169,200
128,941	Tootsie Roll Industries Inc.	1,771,734	5,125,405
50,000	Tyson Foods Inc., Cl. A	421,291	3,084,000
341,000	Yakult Honsha Co. Ltd.	9,700,538	15,813,647

		111,427,031	192,084,928

Shares		Cost	Market Value
	Financial Services — 9.4%
417,000	American Express Co.(a)	$27,482,035	$30,891,360
25,000	American International Group Inc.	1,374,505	1,632,750
14,520	Argo Group International Holdings Ltd.	389,834	956,868
72,000	Banco Santander SA, ADR	545,542	372,960
116	Berkshire Hathaway Inc., Cl. A†	341,248	28,318,036
16,300	Blackhawk Network Holdings Inc.†	538,327	614,104
10,000	Calamos Asset Management Inc., Cl. A	88,164	85,500
12,800	CIT Group Inc.	548,363	546,304
88,000	Citigroup Inc.	3,646,777	5,229,840
9,000	Cullen/Frost Bankers Inc.	665,261	794,070
16,000	Deutsche Bank AG†	580,703	289,600
8,000	Financial Engines Inc.	284,394	294,000
50,000	Fortress Investment Group LLC, Cl. A	273,068	243,000
66,000	H&R Block Inc.	1,489,550	1,517,340
20,000	Hennessy Capital Acquisition Corp. II†	200,000	210,400
40,000	Interactive Brokers Group Inc., Cl. A	643,310	1,460,400
340,100	Janus Capital Group Inc.	3,838,574	4,513,127
61,400	JPMorgan Chase & Co.	2,865,137	5,298,206
29,800	Kinnevik AB, Cl. A	494,015	734,320
125,000	Legg Mason Inc.	3,312,972	3,738,750
88,000	Leucadia National Corp.	1,259,355	2,046,000
14,000	Loews Corp.	558,454	655,620
125,000	Marsh & McLennan Companies Inc.	3,772,923	8,448,750
9,000	Moody’s Corp.	312,150	848,430
50,000	Och-Ziff Capital Management Group LLC, Cl. A†	196,848	165,500
20,000	PayPal Holdings Inc.†	651,955	789,400
15,000	Quinpario Acquisition Corp. 2†	150,000	151,950
105,300	S&P Global Inc.	4,404,349	11,323,962
124,100	State Street Corp.	5,232,321	9,645,052
17,000	SunTrust Banks Inc.	358,050	932,450
103,400	T. Rowe Price Group Inc.	3,333,961	7,781,884
210,500	The Bank of New York Mellon Corp.	6,707,443	9,973,490
20,000	The Charles Schwab Corp.	292,250	789,400
12,300	The Dun & Bradstreet Corp.	292,691	1,492,236
10,000	The PNC Financial Services Group Inc.	956,448	1,169,600
13,000	W. R. Berkley Corp.	476,775	864,630
120,000	Waddell & Reed Financial Inc., Cl. A	2,866,634	2,341,200

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
235,000	Wells Fargo & Co.	$7,377,851	$12,950,850

		88,802,237	160,111,339

	Entertainment — 6.8%
30,812	Charter Communications Inc., Cl. A†	5,281,969	8,871,391
41,600	Discovery Communications Inc., Cl. A†	1,391,742	1,140,256
235,800	Discovery Communications Inc., Cl. C†	2,716,076	6,314,724
538,000	Grupo Televisa SAB, ADR	8,106,476	11,238,820
10,700	Liberty Media Corp.- Liberty Braves, Cl. A†	197,899	219,243
73,758	Liberty Media Corp.- Liberty Braves, Cl. C†	1,204,460	1,518,677
48,641	Lions Gate Entertainment Corp., Cl. B†	1,269,537	1,193,657
139,123	Media General Inc.†	2,349,493	2,619,686
24,000	Pinnacle Entertainment Inc.†	268,320	348,000
102,201	The Madison Square Garden Co, Cl. A†	5,423,040	17,528,494
204,800	Time Warner Inc.	12,971,733	19,769,344
40,000	Tokyo Broadcasting System Holdings Inc.	796,181	640,000
560,200	Twenty-First Century Fox Inc., Cl. A	5,861,488	15,708,008
370,000	Twenty-First Century Fox Inc., Cl. B	8,026,295	10,082,500
70,000	Universal Entertainment Corp.†	1,103,319	2,021,390
279,521	Viacom Inc., Cl. A	13,193,575	10,761,559
270,000	Vivendi SA.	6,223,657	5,131,529

		76,385,260	115,107,278

	Equipment and Supplies — 5.6%
420,000	AMETEK Inc.	9,791,462	20,412,000
7,000	Amphenol Corp., Cl. A	12,928	470,400
94,000	CIRCOR International Inc.	3,412,305	6,098,720
337,800	Donaldson Co. Inc.	4,356,185	14,214,624
207,000	Flowserve Corp.	4,362,047	9,946,350
37,400	Franklin Electric Co. Inc.	215,706	1,454,860
240,000	IDEX Corp.	10,190,833	21,614,400
43,000	Ingersoll-Rand plc	928,418	3,226,720
4,000	Manitowoc Foodservice Inc.†	19,596	77,320
40,100	Mueller Industries Inc.	944,025	1,602,396
13,000	Sealed Air Corp.	208,280	589,420
45,000	Tenaris SA, ADR	1,981,220	1,606,950
10,000	The Greenbrier Companies Inc.	198,206	415,500
4,000	The Manitowoc Co. Inc.†	5,854	23,920
80,000	The Timken Co.	3,018,718	3,176,000

Shares		Cost	Market Value
59,600	The Weir Group plc	$250,790	$1,388,233
125,000	Watts Water Technologies Inc., Cl. A	3,970,158	8,150,000

		43,866,731	94,467,813

	Diversified Industrial — 4.8%
500	Acuity Brands Inc.	12,751	115,430
160,000	Ampco-Pittsburgh Corp.	2,128,534	2,680,000
173,100	Crane Co.	4,984,346	12,483,972
153,000	General Electric Co.	3,712,505	4,834,800
132,000	Greif Inc., Cl. A	1,955,631	6,772,920
10,000	Greif Inc., Cl. B	635,644	675,500
26,373	Griffon Corp.	251,999	690,973
329,000	Honeywell International Inc.	24,162,780	38,114,650
117,000	ITT Inc.	1,436,279	4,512,690
11,000	Jardine Strategic Holdings Ltd.	222,951	365,200
40,000	Kennametal Inc.	895,654	1,250,400
50,000	Myers Industries Inc.	818,952	715,000
85,000	Park-Ohio Holdings Corp.	892,930	3,621,000
9,666	Rayonier Advanced Materials Inc.	160,768	149,436
30,000	Rexnord Corp.†	630,867	587,700
15,000	ServiceMaster Global Holdings Inc.†	553,798	565,050
15,000	Sulzer AG	739,785	1,546,695
100,000	Toray Industries Inc.	771,663	809,583
12,000	Tredegar Corp.	171,530	288,000
46,000	Trinity Industries Inc.	619,878	1,276,960

		45,759,245	82,055,959

	Health Care — 4.6%
6,000	Agilent Technologies Inc.	247,707	273,360
49,615	Akorn Inc.†	1,024,666	1,083,095
65,000	Alere Inc.†	2,566,606	2,533,050
14,500	Allergan plc†	2,765,098	3,045,145
34,000	Amgen Inc.	2,470,200	4,971,140
17,000	Baxter International Inc.	502,032	753,780
10,000	Becton, Dickinson and Co.	1,225,867	1,655,500
9,200	Biogen Inc.†	1,551,612	2,608,936
2,841,273	BioScrip Inc.†	5,569,918	2,954,924
270,000	Boston Scientific Corp.†	1,927,086	5,840,100
76,300	Bristol-Myers Squibb Co.	3,518,848	4,458,972
15,000	DaVita Inc.†	944,551	963,000
55,000	Endo International plc†	996,823	905,850
20,000	Express Scripts Holding Co.†	1,359,191	1,375,800
17,500	Globus Medical Inc., Cl. A†	424,107	434,175
28,000	Henry Schein Inc.†	1,651,762	4,247,880
46,800	Indivior plc	28,408	170,838
37,000	Johnson & Johnson	2,400,670	4,262,770
25,000	Mead Johnson Nutrition Co.	1,123,205	1,769,000
10,000	Medtronic plc	737,384	712,300
95,200	Merck & Co. Inc.	2,219,590	5,604,424

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
84,000	Novartis AG, ADR	$3,841,437	$6,118,560
1,500	Shire plc, ADR	289,815	255,570
15,000	Teva Pharmaceutical Industries Ltd., ADR	581,414	543,750
74,000	UnitedHealth Group Inc.	4,714,012	11,842,960
4,000	Waters Corp.†	285,470	537,560
268,000	William Demant Holding A/S†	2,441,826	4,659,880
8,600	Zimmer Biomet Holdings Inc.	435,897	887,520
35,000	Zoetis Inc.	1,122,327	1,873,550

		48,967,529	77,343,389

	Automotive: Parts and Accessories — 4.4%
31,350	Adient plc†	1,473,441	1,837,098
107,600	BorgWarner Inc.	4,288,790	4,243,744
96,900	CLARCOR Inc.	7,847,205	7,991,343
240,900	Dana Inc.	2,144,653	4,572,282
12,500	Delphi Automotive plc	842,223	841,875
241,400	Genuine Parts Co.	11,784,671	23,063,356
242,885	Jason Industries Inc.†	676,637	437,193
185,000	Modine Manufacturing Co.†	3,549,263	2,756,500
73,000	O’Reilly Automotive Inc.†	11,982,909	20,323,930
111,000	Standard Motor Products Inc.	1,220,821	5,907,420
73,000	Superior Industries International Inc.	1,462,789	1,923,550
14,000	Visteon Corp.	1,372,450	1,124,760

		48,645,852	75,023,051

	Energy and Utilities — 4.3%
11,000	ABB Ltd., ADR	171,270	231,770
39,000	Anadarko Petroleum Corp.	2,262,604	2,719,470
59,000	Apache Corp.	2,771,519	3,744,730
80,000	BP plc, ADR	3,952,168	2,990,400
70,000	Canadian Solar Inc.†	977,386	852,600
16,000	CMS Energy Corp.	102,219	665,920
185,100	ConocoPhillips	8,559,949	9,280,914
204,000	El Paso Electric Co.	5,709,272	9,486,000
24,000	Eversource Energy	545,324	1,325,520
57,600	Exxon Mobil Corp.	2,675,190	5,198,976
140,000	GenOn Energy Inc., Escrow†	0	0
196,400	Halliburton Co.	3,831,496	10,623,276
4,000	Marathon Oil Corp.	111,366	69,240
17,000	Marathon Petroleum Corp.	580,884	855,950
20,000	Murphy USA Inc.†	886,754	1,229,400
25,000	National Fuel Gas Co.	1,655,495	1,416,000
13,500	NextEra Energy Inc.	797,687	1,612,710
1,000	Niko Resources Ltd., OTC†	54,403	70
3,000	Niko Resources Ltd., Toronto†	923	223
32,400	Oceaneering International Inc.	437,629	914,004
15,100	Phillips 66	1,113,603	1,304,791
120,000	Rowan Companies plc, Cl. A†	4,470,497	2,266,800

Shares		Cost	Market Value
20,000	RPC Inc.	$259,649	$396,200
15,000	Southwest Gas Holdings Inc.	347,695	1,149,300
100,000	Spectra Energy Corp.	2,488,608	4,109,000
101,000	The AES Corp.	907,143	1,173,620
35,000	Weatherford International plc†	503,432	174,650
162,000	Westar Energy Inc.	8,953,713	9,128,700

		55,127,878	72,920,234

	Consumer Products — 4.0%
125,000	Avon Products Inc.†	1,118,829	630,000
14,100	Christian Dior SE	534,292	2,957,352
28,000	Church & Dwight Co. Inc.	385,294	1,237,320
65,600	Coty Inc., Cl. A	1,228,184	1,201,136
191,000	Edgewell Personal Care Co.†	13,656,124	13,941,090
168,000	Energizer Holdings Inc.	4,661,967	7,494,480
2,100	Givaudan SA	725,396	3,848,178
90,000	Hanesbrands Inc.	788,898	1,941,300
23,800	Harley-Davidson Inc.	1,105,662	1,388,492
1,270	Hermes International	444,999	521,379
5,000	Mattel Inc.	69,500	137,750
11,000	National Presto Industries Inc.	529,994	1,170,400
10,000	Oil-Dri Corp. of America	171,255	382,100
46,800	Reckitt Benckiser Group plc	1,391,995	3,971,615
27,600	Svenska Cellulosa AB, Cl. B	368,427	779,474
816,900	Swedish Match AB	9,690,211	25,984,855

		36,871,027	67,586,921

	Consumer Services — 3.9%
20,000	eBay Inc.†	416,823	593,800
43,000	IAC/InterActiveCorp.†	1,098,767	2,785,970
26,642	Liberty Expedia Holdings Inc., Cl. A†	558,018	1,056,888
225,200	Liberty Interactive Corp. QVC Group, Cl. A†	3,714,133	4,499,496
21,000	Liberty TripAdvisor Holdings Inc., Cl. A†	247,059	316,050
45,398	Liberty Ventures, Cl. A†	901,142	1,673,824
1,605,000	Rollins Inc.	17,168,394	54,216,900
5,500	TripAdvisor Inc.†	194,460	255,035

		24,298,796	65,397,963

	Telecommunications — 3.4%
133,000	AT&T Inc.	4,779,194	5,656,490
55,400	BCE Inc.	1,851,178	2,395,496
914,200	BT Group plc, Cl. A	3,780,313	4,133,741
135,000	Cincinnati Bell Inc.†	2,948,965	3,017,250
100,000	Deutsche Telekom AG, ADR	1,656,300	1,710,000
190,000	Gogo Inc.†	1,727,264	1,751,800
32,001	Harris Corp.	2,556,439	3,279,142
36,000	Hellenic Telecommunications Organization SA	452,922	338,407

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications(Continued)
15,000	Hellenic Telecommunications Organization SA, ADR	$91,062	$69,450
264,732	Koninklijke KPN NV	448,166	784,181
7,040,836	LIME†	128,658	43,715
21,000	Loral Space & Communications Inc.†	712,576	862,050
22,000	Oi SA, ADR†	1,739,813	13,970
31,053	Sprint Corp.†	176,071	261,466
21,000	Telecom Argentina SA, ADR	127,554	381,570
570,000	Telecom Italia SpA†	2,217,800	502,211
70,000	Telefonica Brasil SA, ADR	726,827	936,600
595,739	Telefonica SA, ADR	8,915,134	5,480,799
563,700	Telephone & Data Systems Inc.	23,634,535	16,274,019
105,000	Telesites SAB de CV†	79,714	57,034
25,000	TELUS Corp.	233,734	796,000
125,000	Verizon Communications Inc.	5,239,043	6,672,500
48,027	Vodafone Group plc, ADR	2,096,997	1,173,300
15,000	Zayo Group Holdings Inc.†	489,418	492,900

		66,809,677	57,084,091

	Cable and Satellite — 3.3%
257,600	AMC Networks Inc., Cl. A†	12,160,769	13,482,784
1,600	Cable One Inc.	542,085	994,768
80,000	Comcast Corp., Cl. A	3,263,185	5,524,000
60,400	DISH Network Corp., Cl. A†	2,044,622	3,498,972
70,048	EchoStar Corp., Cl. A†	2,725,030	3,599,767
21,712	Liberty Global plc LiLAC, Cl. A†	407,240	476,796
42,918	Liberty Global plc LiLAC, Cl. C†	1,218,719	908,574
427,890	Rogers Communications Inc., New York, Cl. B	4,533,833	16,507,996
19,310	Rogers Communications Inc., Toronto, Cl. B	137,424	744,844
108,800	Scripps Networks Interactive Inc., Cl. A	3,513,944	7,765,056
120,000	Shaw Communications Inc., New York, Cl. B	354,632	2,407,200
40,000	Shaw Communications Inc., Toronto, Cl. B	52,983	802,592

		30,954,466	56,713,349

	Retail — 3.3%
5,000	Advance Auto Parts Inc.	704,001	845,600
95,300	AutoNation Inc.†	2,664,951	4,636,345
38,000	Costco Wholesale Corp.	2,505,816	6,084,180
60,500	CST Brands Inc.	2,068,656	2,913,075
118,900	CVS Health Corp.	8,372,944	9,382,399
4,000	Denny’s Corp.†	42,010	51,320
300,000	Hertz Global Holdings Inc.†	8,991,221	6,468,000

Shares		Cost	Market Value
22,100	HSN Inc.	$597,444	$758,030
50,000	J.C. Penney Co. Inc.†	644,777	415,500
326,000	Macy’s Inc.	6,367,418	11,674,060
15,000	Penske Automotive Group Inc.	649,031	777,600
33,300	Sally Beauty Holdings Inc.†	264,056	879,786
17,000	The Cheesecake Factory Inc.	553,064	1,017,960
3,000	Tiffany & Co.	171,090	232,290
17,000	United Natural Foods Inc.†	595,065	811,240
52,000	Walgreens Boots Alliance Inc.	1,540,167	4,303,520
32,000	Wal-Mart Stores Inc.	1,618,504	2,211,840
55,000	Whole Foods Market Inc.	989,403	1,691,800

		39,339,618	55,154,545

	Business Services — 3.0%
14,334	Allegion plc	232,677	917,376
7,500	Aramark	194,037	267,900
10,000	Ascent Capital Group Inc., Cl. A†	242,304	162,600
157,000	Clear Channel Outdoor Holdings Inc., Cl. A	1,092,453	792,850
1,650	Contax Participacoes SA†	67,778	4,765
90,000	Diebold Nixdorf Inc.	3,119,797	2,263,500
20,000	DigitalGlobe Inc.†	325,466	573,000
3,000	Edenred	38,786	59,480
160,000	G4S plc	0	463,385
16,000	Jardine Matheson Holdings Ltd.	534,478	884,000
88,000	Landauer Inc.	2,472,818	4,232,800
23,300	Macquarie Infrastructure Corp.	1,427,993	1,903,610
289,000	MasterCard Inc., Cl. A	10,603,956	29,839,250
4,000	Stericycle Inc.†	318,160	308,160
294,000	The Interpublic Group of Companies Inc.	4,550,584	6,882,540
10,000	Vectrus Inc.†	106,200	238,500
12,800	Visa Inc., Cl. A	140,800	998,656

		25,468,287	50,792,372

	Electronics — 2.4%
20,000	Bel Fuse Inc., Cl. A	547,758	506,200
4,000	Emerson Electric Co.	222,819	223,000
4,000	Hitachi Ltd., ADR	287,076	216,000
32,500	Integrated Device Technology Inc.†	620,441	765,700
54,000	Intel Corp.	1,160,428	1,958,580
345,490	Johnson Controls International plc	12,611,075	14,230,733
34,170	Koninklijke Philips NV	180,354	1,044,577
2,400	Mettler-Toledo International Inc.†	337,270	1,004,544
40,000	TE Connectivity Ltd.	1,553,958	2,771,200

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
240,000	Texas Instruments Inc.	$10,937,263	$17,512,800

		28,458,442	40,233,334

	Broadcasting — 2.4%
247,499	CBS Corp., Cl. A, Voting	7,427,347	16,000,810
2,000	Cogeco Inc.	39,014	84,490
17,334	Corus Entertainment Inc., OTC, Cl. B	30,215	162,693
6,666	Corus Entertainment Inc., Toronto, Cl. B	12,406	62,557
16,000	Gray Television Inc.†	14,422	173,600
19,250	Liberty Broadband Corp., Cl. A†	608,060	1,394,855
66,192	Liberty Broadband Corp., Cl. C†	2,236,120	4,902,841
19,250	Liberty Media Corp.-Liberty Media, Cl. A†	327,003	603,488
52,250	Liberty Media Corp.-Liberty Media, Cl. C†	1,197,836	1,636,994
77,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	1,653,825	2,658,040
158,000	Liberty Media Corp.-Liberty SiriusXM, Cl. C†	4,034,747	5,359,360
292,400	MSG Networks Inc., Cl. A†	1,675,251	6,286,600
20,000	Pandora Media Inc.†	260,860	260,800
85,200	Television Broadcasts Ltd.	339,712	280,173

		19,856,818	39,867,301

	Specialty Chemicals — 2.3%
12,320	AdvanSix Inc.†	146,942	272,765
10,000	Ashland Global Holdings Inc.	979,500	1,092,900
30,000	Chemtura Corp.†	747,443	996,000
20,000	E. I. du Pont de Nemours and Co.	854,362	1,468,000
457,000	Ferro Corp.†	5,579,876	6,548,810
8,000	FMC Corp.	136,430	452,480
39,000	H.B. Fuller Co.	1,131,051	1,884,090
73,000	International Flavors & Fragrances Inc.	4,598,574	8,601,590
20,000	Methanex Corp.	563,935	876,000
250,000	OMNOVA Solutions Inc.†	1,510,742	2,500,000
177,800	Sensient Technologies Corp.	4,609,358	13,971,524
18,000	SGL Carbon SE†	252,978	158,403
2,000	The Chemours Co.	22,594	44,180

		21,133,785	38,866,742

	Machinery — 2.3%
12,800	Caterpillar Inc.	86,323	1,187,072
60,092	CNH Industrial NV, New York	516,109	522,199
225,000	Deere & Co.(a)	7,473,957	23,184,000

Shares		Cost	Market Value
274,000	Xylem Inc.	$8,471,673	$13,568,480

		16,548,062	38,461,751

	Aerospace and Defense — 2.0%
275,000	Aerojet Rocketdyne Holdings Inc.†	2,370,094	4,936,250
1,246,553	BBA Aviation plc	2,811,697	4,352,228
35,800	Kaman Corp.	881,634	1,751,694
17,500	Northrop Grumman Corp.	900,365	4,070,150
1,209,000	Rolls-Royce Holdings plc	9,301,551	9,953,070
55,614,000	Rolls-Royce Holdings plc, Cl. C†	68,272	68,539
55,000	The Boeing Co.	7,458,554	8,562,400

		23,792,167	33,694,331

	Aviation: Parts and Services — 1.7%
41,666	Arconic Inc.	880,949	772,488
15,000	B/E Aerospace Inc.	826,232	902,850
256,300	Curtiss-Wright Corp.	12,587,116	25,209,668
25,500	KLX Inc.†	1,033,565	1,150,305

		15,327,862	28,035,311

	Hotels and Gaming — 1.6%
16,000	Accor SA	549,282	596,728
45,000	Belmond Ltd., Cl. A†	621,367	600,750
90,000	Genting Singapore plc	74,910	56,244
8,000	Hyatt Hotels Corp., Cl. A†	263,258	442,080
20,000	ILG Inc.	338,287	363,400
9,095	International Game Technology plc	172,350	232,104
579,400	Ladbrokes Coral Group plc	2,329,980	828,306
34,000	Las Vegas Sands Corp.	632,350	1,815,940
4,569,500	Mandarin Oriental International Ltd.	8,011,198	5,826,114
23,200	Marriott International, Inc., Cl. A	1,734,716	1,918,176
70,000	MGM China Holdings Ltd	137,917	145,154
75,000	MGM Resorts International†	1,230,723	2,162,250
188,800	Ryman Hospitality Properties Inc.	5,121,573	11,896,288
200,000	The Hongkong & Shanghai Hotels Ltd.	155,450	221,807
4,000	Wyndham Worldwide Corp.	282,896	305,480
6,000	Wynn Resorts Ltd.	469,634	519,060

		22,125,891	27,929,881

	Environmental Services — 1.6%
35,000	Pentair plc	1,197,464	1,962,450
230,800	Republic Services Inc.	6,848,123	13,167,140
157,400	Waste Management Inc.	4,560,250	11,161,234

		12,605,837	26,290,824

	Computer Software and Services — 1.1%
4,000	Alphabet Inc., Cl. C†	2,656,885	3,087,280

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Computer Software and Services (Continued)
65,000	Blucora Inc.†	$369,685	$958,750
6,000	Check Point Software Technologies Ltd.†	101,862	506,760
4,733	CommerceHub Inc., Cl. A†	31,317	71,042
13,466	CommerceHub Inc., Cl. C†	84,093	202,394
22,000	Hewlett Packard Enterprise Co.	435,172	509,080
1,000,000	Internap Corp.†	2,250,441	1,540,000
23,000	InterXion Holding NV†	338,737	806,610
32,000	NCR Corp.†	476,190	1,297,920
20,900	Rockwell Automation Inc.	648,748	2,808,960
50,000	Twitter Inc.†	836,965	815,000
15,000	VeriFone Systems Inc.†	329,752	265,950
130,000	Yahoo! Inc.†	2,884,194	5,027,100

		11,444,041	17,896,846

	Telecommunication Services — 0.9%
151,505	Liberty Global plc, Cl. A†	2,536,161	4,634,538
382,893	Liberty Global plc, Cl. C†	7,953,868	11,371,922

		10,490,029	16,006,460

	Wireless Communications — 0.9%
105,000	America Movil SAB de CV, Cl. L, ADR	735,232	1,319,850
93,000	Millicom International Cellular SA, SDR	6,039,318	3,973,931
150,000	NTT DoCoMo Inc.	2,980,751	3,417,754
46,075	Tim Participacoes SA, ADR	352,294	543,685
35,000	T-Mobile US Inc.†	1,032,838	2,012,850
104,600	United States Cellular Corp.†	4,965,942	4,573,112

		16,106,375	15,841,182

	Automotive — 0.7%
95,746	General Motors Co.	3,682,527	3,335,791
158,000	Navistar International Corp.†	4,003,563	4,956,460
69,000	PACCAR Inc.	299,204	4,409,100

		7,985,294	12,701,351

	Agriculture — 0.7%
200,000	Archer Daniels Midland Co.	9,150,371	9,130,000
16,000	Monsanto Co.	709,230	1,683,360
12,800	Syngenta AG, ADR	1,018,941	1,011,840
10,000	The Mosaic Co.	428,085	293,300

		11,306,627	12,118,500

	Metals and Mining — 0.7%
37,400	Agnico Eagle Mines Ltd.	1,530,570	1,570,800
13,888	Alcoa Corp.	293,636	389,975
54,000	Barrick Gold Corp.	1,581,120	862,920
30,000	Cliffs Natural Resources Inc.†	296,432	252,300
50,000	Freeport-McMoRan Inc.†	1,021,320	659,500
4,800	Materion Corp.	108,162	190,080

Shares		Cost	Market Value
50,000	New Hope Corp. Ltd.	$67,580	$59,717
143,600	Newmont Mining Corp.	5,120,536	4,892,452
130,000	TimkenSteel Corp.†	2,418,927	2,012,400
140,000	Turquoise Hill Resources Ltd.†	726,343	452,200
15,000	Vale SA, ADR	171,892	114,300

		13,336,518	11,456,644

	Communications Equipment — 0.6%
11,000	Apple Inc.	1,091,407	1,274,020
390,000	Corning Inc.	6,270,736	9,465,300

		7,362,143	10,739,320

	Publishing — 0.6%
1,100	Graham Holdings Co., Cl. B	588,093	563,145
96,300	Meredith Corp.	4,296,128	5,696,145
125,000	News Corp., Cl. A	1,939,129	1,432,500
146,600	News Corp., Cl. B	1,644,464	1,729,880
40,000	The E.W. Scripps Co., Cl. A†	399,742	773,200

		8,867,556	10,194,870

	Transportation — 0.5%
131,200	GATX Corp.	4,730,843	8,079,296

	Building and Construction — 0.5%
42,500	Armstrong Flooring Inc.†	707,108	846,175
18,000	Assa Abloy AB, Cl. B	310,378	334,094
80,000	Fortune Brands Home & Security Inc.	680,866	4,276,800
53,000	Herc Holdings Inc.†	1,716,695	2,128,480
45,000	Layne Christensen Co.†	573,982	489,150

		3,989,029	8,074,699

	Real Estate — 0.4%
40,000	Forest City Realty Trust Inc., Cl. A	805,346	833,600
56,000	Griffin Industrial Realty Inc.	542,694	1,776,880
265,000	The St. Joe Co.†	4,873,297	5,035,000

		6,221,337	7,645,480

	Closed-End Funds — 0.2%
4,285	Royce Global Value Trust Inc.	37,280	34,623
30,000	Royce Value Trust Inc.	368,797	401,700
88,969	The Central Europe, Russia, and Turkey Fund Inc.	2,568,955	1,837,210
135,374	The New Germany Fund Inc.	1,786,858	1,769,338

		4,761,890	4,042,871

	Manufactured Housing and Recreational Vehicles — 0.1%
5,000	Martin Marietta Materials Inc.	106,125	1,107,650
30,000	Nobility Homes Inc.†	349,956	502,350
42,000	Skyline Corp.†	256,482	649,320

		712,563	2,259,320

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Real Estate Investment Trusts — 0.1%
15,000	Gaming and Leisure Properties Inc.	$189,641	$459,300
29,000	Rayonier Inc.	454,837	771,400

		644,478	1,230,700

	TOTAL COMMON STOCKS	1,010,531,221	1,633,510,246

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
21,000	Cincinnati Bell Inc., 6.750%, Ser. B	515,202	1,032,280

	RIGHTS — 0.0%
	Business Services — 0.0%
354	Contax Participacoes SA, expire 01/23/17†	0	51

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
115,800	Kinder Morgan Inc., expire 05/25/17†	139,263	637

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.2%
	Diversified Industrial — 0.2%
$ 2,000,000	Griffon Corp., Sub. Deb., 4.000%, 01/15/17(b)	2,856,176	3,526,250

	U.S. GOVERNMENT OBLIGATIONS — 3.3%
56,652,000	U.S. Treasury Bills, 0.295% to 0.551%††, 01/12/17 to 05/04/17	56,620,659	56,619,301

TOTAL INVESTMENTS — 100.0%		$1,070,662,521	1,694,688,765

Number of Contracts		Expiration Date	Unrealized Appreciation
	FUTURES CONTRACTS — SHORT POSITION
(235)	S&P 500 E-Mini Futures(c)	03/17/17	$(405,057)

Market Value

Other Assets and Liabilities (Net)	(835,328)

PREFERRED STOCK (12,537,334 preferred shares outstanding)	(413,333,350)

NET ASSETS — COMMON STOCK (219,240,166 common shares outstanding)	$1,280,115,030

NET ASSET VALUE PER COMMON SHARE ($1,280,115,030 ÷ 219,240,166 shares outstanding)	$5.84

(a)	Securities, or a portion thereof, with a value of $32,928,800 were pledged as collateral for futures contracts.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the market value of the Rule 144A security amounted to $3,526,250 or 0.21% of total investments.

(c)	At December 31, 2016, all of the futures contracts sold were held at UBS Securities LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	83.7%	$1,419,078,360
Europe	12.7	214,655,549
Latin America	2.0	33,419,795
Japan	1.6	26,973,365
Asia/Pacific	0.0	561,696
Total Investments	100.0%	$1,694,688,765

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities December 31, 2016
Assets:
Investments, at value (cost $1,070,662,521)	$1,694,688,765
Cash	71,082
Deposit at brokers	1,227,875
Receivable for investments sold	119,619
Receivable for Fund shares sold	4,320
Dividends and interest receivable	2,407,015
Variation margin receivable	104,575
Deferred offering expense	77,977

Total Assets	1,698,701,228

Liabilities:
Distributions payable	240,811
Payable for Fund shares redeemed	50,000
Payable for investments purchased	773,875
Payable for investment advisory fees	2,900,071
Payable for payroll expenses	72,645
Payable for accounting fees	7,500
Payable for auction agent fees	873,578
Other accrued expenses	334,368

Total Liabilities	5,252,848

Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value, 5,200 shares authorized with 2,880 shares issued and outstanding)	72,000,000
Series D (5.875%, $25 liquidation value, 3,000,000 shares authorized with 2,363,860 shares issued and outstanding)	59,096,500
Series E (Auction Rate, $25,000 liquidation value, 2,000 shares authorized with 1,120 shares issued and outstanding)	28,000,000
Series G (5.000%, $25 liquidation value, 3,280,477 shares authorized with 2,789,701 shares issued and outstanding)	69,742,525
Series H (5.000%, $25 liquidation value, 4,198,880 shares authorized with 4,179,773 shares issued and outstanding)	104,494,325
Series J (5.450%, $25 liquidation value, 4,500,000 shares authorized with 3,200,000 shares issued and outstanding)	80,000,000

Total Preferred Stock	413,333,350

Net Assets Attributable to Common Shareholders	$1,280,115,030

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$667,708,707
Distributions in excess of net investment income	(690,575)
Distributions in excess of net realized gain on investments, futures contracts, and foreign currency transactions	(10,508,271)
Net unrealized appreciation on investments	624,026,244
Net unrealized depreciation on futures contracts	(405,057)
Net unrealized depreciation on foreign currency translations	(16,018)

Net Assets	$1,280,115,030

Net Asset Value per Common Share:
($1,280,115,030 ÷ 219,240,166 shares outstanding at $0.001 par value; 237,024,900 shares authorized)	$5.84

Statement of Operations For the Year Ended December 31, 2016
Investment Income:
Dividends (net of foreign withholding taxes of $1,076,175)	$33,876,502
Interest	(316,700)*

Total Investment Income	33,559,802

Expenses:
Investment advisory fees	16,519,458
Shareholder communications expenses	367,626
Custodian fees	211,516
Directors’ fees	180,000
Payroll expenses	157,384
Shareholder services fees	146,606
Legal and audit fees	98,484
Shelf registration expense	71,491
Accounting fees	45,000
Interest expense	2,630
Miscellaneous expenses	351,455

Total Expenses	18,151,650

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(3,528)
Expenses paid indirectly by broker (See Note 3)	(11,699)
Custodian fee credits	(334)

Total Reductions and Credits	(15,561)

Net Expenses	18,136,089

Net Investment Income	15,423,713

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency:
Net realized gain on investments	135,968,306
Net realized loss on futures contracts	(3,962,478)
Net realized loss on foreign currency transactions	(88,258)

Net realized gain on investments, futures contracts, and foreign currency transactions	131,917,570

Net change in unrealized appreciation/depreciation:
on investments	34,550,005
on futures contracts	(405,057)
on foreign currency translations	(7,692)

Net change in unrealized appreciation/ depreciation on investments, futures contracts, and foreign currency translations	34,137,256

Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency	166,054,826

Net Increase in Net Assets Resulting from Operations	181,478,539

Total Distributions to Preferred Shareholders	(16,210,880)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$165,267,659

*	Includes amortization of bond premiums which exceeded the aggregate of interest accrued to income for the period.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$15,423,713	$12,876,072
Net realized gain on investments, futures contracts, and foreign currency transactions	131,917,570	108,195,220
Net change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency translations	34,137,256	(205,789,442)

Net Increase/(Decrease) in Net Assets Resulting from Operations	181,478,539	(84,718,150)

Distributions to Preferred Shareholders:
Net investment income	(2,007,644)	(1,288,253)
Net realized gain	(14,203,236)	(11,017,614)

Total Distributions to Preferred Shareholders	(16,210,880)	(12,305,867)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	165,267,659	(97,024,017)

Distributions to Common Shareholders:
Net investment income	(16,172,854)	(11,363,839)
Net realized gain	(114,416,126)	(97,187,735)
Return of capital	(957,245)	(31,765,154)

Total Distributions to Common Shareholders	(131,546,225)	(140,316,728)

Fund Share Transactions:
Net decrease in net assets from preferred offering cost charged to capital	(2,845,000)	—
Net increase in net assets from repurchase of preferred shares	81,639	6,683

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	(2,763,361)	6,683

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	30,958,073	(237,334,062)

Net Assets Attributable to Common Shareholders:
Beginning of year	1,249,156,957	1,486,491,019

End of year (including undistributed net investment income of $0 and $0, respectively)	$1,280,115,030	$1,249,156,957

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2016		2015		2014	2013	2012
Operating Performance:
Net asset value, beginning of year	$5.70		$6.78		$7.23	$5.60	$5.20

Net investment income	0.07		0.06		0.07	0.06	0.09
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, and foreign currency transactions	0.75			(0.44)	0.30	2.26	0.97

Total from investment operations	0.82			(0.38)	0.37	2.32	1.06

Distributions to Preferred Shareholders: (a)
Net investment income		(0.01)		(0.01)	(0.01)	(0.01)	(0.03)
Net realized gain		(0.06)		(0.05)	(0.05)	(0.06)	(0.05)

Total distributions to preferred shareholders		(0.07)		(0.06)	(0.06)	(0.07)	(0.08)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.75			(0.44)	0.31	2.25	0.98

Distributions to Common Shareholders:
Net investment income		(0.08)		(0.05)	(0.05)	(0.05)	(0.06)
Net realized gain		(0.52)		(0.44)	(0.49)	(0.57)	(0.11)
Return of capital	(0.00	)(b)		(0.15)	(0.10)	—	(0.39)

Total distributions to common shareholders		(0.60)		(0.64)	(0.64)	(0.62)	(0.56)

Fund Share Transactions:
Decrease in net asset value from common share transactions	—		—		(0.12)	0.00 (b)	—
Increase in net asset value from repurchase of preferred shares	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital		(0.01)	—		—	0.00 (b)	(0.02)

Total Fund share transactions		(0.01)	0.00	(b)	(0.12)	0.00 (b)	(0.02)

Net Asset Value Attributable to Common Shareholders, End of Year	$5.84		$5.70		$6.78	$7.23	$5.60

NAV total return †		13.66%		(6.85)%	4.68%	41.90%	19.05%

Market value, end of year	$5.52		$5.31		$6.47	$7.75	$5.58

Investment total return ††		15.71%		(8.54)%	(6.08)%	52.44%	23.62%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$1,693,448		$1,582,823		$1,820,361	$1,712,663	$1,384,961
Net assets attributable to common shares, end of year (in 000’s)	$1,280,115		$1,249,157		$1,486,491	$1,378,436	$1,050,451
Ratio of net investment income to average net assets attributable to common shares before preferred distributions		1.23%		0.91%	0.82%	0.84%	1.54%
Ratio of operating expenses to average net assets attributable to common shares:
before fee reductions	1.44	%(c)	1.36	%(c)	1.37%	1.40%	1.48%
net of fee reductions, if any	1.44	%(c)	1.25	%(c)	1.33%	1.40%	1.48%
Ratio of operating expenses to average net assets including liquidation value of preferred shares:
before fee reductions	1.10	%(c)	1.10	%(c)	1.10%	1.10%	1.12%
net of fee reductions, if any	1.10	%(c)	1.01	%(c)	1.07%	1.10%	1.12%
Portfolio turnover rate		12.7%		8.9%	10.9%	10.0%	4.2%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Cumulative Preferred Stock:
Auction Rate Series C
Liquidation value, end of year (in 000’s)	$72,000	$72,000	$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	3	3	3	3	3
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$102,426	$118,593	$136,308	$128,106	$103,507
5.875% Series D
Liquidation value, end of year (in 000’s)	$59,097	$59,097	$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	2,364	2,364	2,364	2,364	2,364
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(f)	$26.22	$25.69	$25.21	$25.27	$25.75
Asset coverage per share(e)	$102.43	$118.59	$136.31	$128.11	$103.51
Auction Rate Series E
Liquidation value, end of year (in 000’s)	$28,000	$28,000	$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1	1	1	1	1
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Liquidation value(d)	$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share(e)	$102,426	$118,593	$136,308	$128,106	$103,507
5.000% Series G
Liquidation value, end of year (in 000’s)	$69,743	$69,925	$70,099	$70,373	$70,413
Total shares outstanding (in 000’s)	2,791	2,797	2,804	2,815	2,817
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(f)	$24.67	$23.78	$23.32	$23.91	$26.01
Asset coverage per share(e)	$102.43	$118.59	$136.31	$128.11	$103.51
5.000% Series H
Liquidation value, end of year (in 000’s)	$104,494	$104,644	$104,674	$104,757	$105,000
Total shares outstanding (in 000’s)	4,180	4,186	4,187	4,190	4,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value(f)	$25.00	$24.33	$22.82	$23.85	$25.55
Asset coverage per share(e)	$102.43	$118.59	$136.31	$128.11	$103.51
5.450% Series J
Liquidation value, end of period (in 000’s)	$80,000	—	—	—	—
Total shares outstanding (in 000’s)	3,200	—	—	—
Liquidation preference per share	$25.00	—	—	—	—
Average market value(f)	$25.43	—	—	—	—
Asset coverage per share(e)	$102.43	—	—	—	—
Asset Coverage(g)	410%	474%	545%	512%	414%

†

For years ended December 31, 2016, 2015, 2014, and 2013 based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date. The year ended 2012 was based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.
(d)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(e)	Asset coverage per share is calculated by combining all series of preferred stock.
(f)	Based on weekly prices.
(g)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements

1. Organization. The Gabelli Equity Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), whose primary objective is long term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1	—	quoted prices in active markets for identical securities;
●	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3	—	significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$33,625,792	$68,539	—	$ 33,694,331
Energy and Utilities	72,920,234	—	$0	72,920,234
Manufactured Housing and Recreational Vehicles	1,756,970	502,350	—	2,259,320
Other Industries (a)	1,524,636,361	—	—	1,524,636,361
Total Common Stocks	1,632,939,357	570,889	0	1,633,510,246
Convertible Corporate Bonds (a)	—	3,526,250	—	3,526,250
Convertible Preferred Stocks (a)	1,032,280		—	1,032,280
Rights (a)	51	—	—	51
Warrants (a)	637	—	—	637
U.S. Government Obligations	—	56,619,301	—	56,619,301
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,633,972,325	$60,716,440	$0	$1,694,688,765
OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Net Unrealized Depreciation):
EQUITY CONTRACTS
Index Futures Contracts - Short Position	$(405,057)	—	—	$ (405,057)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

During the year ended December 31, 2016, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at December 31, 2016 are presented within the Schedule of Investments.

The Fund’s volume of equity futures contracts held during the year ended December 31, 2016 had an average monthly notional amount of approximately $23,928,969 while outstanding.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

At December 31, 2016, the Fund’s derivative assets (by type) are as follows:

	Gross Amount of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amount Available for Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities

Assets
Futures Contracts	$104,575	—	$104,575

At December 31, 2016, the Fund’s derivative assets (by counterparty) are as follows:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

Counterparty
UBS Securities LLC	$104,575	$(104,575)	—	—

As of December 31, 2016, the equity risk exposure associated with the futures contracts can be found in the Statement of Assets and Liabilities, under Assets, Variation margin receivable. For the year ended December 31, 2016, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency, Net realized loss on futures contracts, and Net change in unrealized appreciation/depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2016, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2016, the Fund held no restricted securities.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fess. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax treatment of foreign currency gains and losses, and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to decrease distributions in excess of net investment income by $2,630,498 and increase distributions in excess of net realized gain on investments, futures contracts, and foreign currency transactions by $2,571,348, with an offsetting adjustment to paid-in capital.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, Series G Cumulative Preferred Stock, 5.000% Series H Cumulative Preferred Stock, and 5.450% Series J Cumulative Preferred Stock (“Preferred Stock”) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$18,270,058	$2,267,984	$13,597,676	$1,541,490
Net long term capital gains	112,318,922	13,942,896	94,953,898	10,764,377
Return of capital	957,245	—	31,765,154	—

Total distributions paid	$131,546,225	$16,210,880	$140,316,728	$12,305,867

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments, futures contracts, and foreign currency translations	$612,647,136
Other temporary differences*	(240,813)

Total	$612,406,323

*	Other temporary differences were primarily due to distributions payable.

At December 31, 2016, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, adjustments on the sale of securities no longer deemed passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2016:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,082,025,610	$683,096,663	$(70,433,508)	$612,663,155

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2016, the Fund paid or accrued $157,384 in payroll expenses in the Statement of Operations.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C, Series D, and Series E Preferred Stock (“C, D, and E Preferred Stock”) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the C, D, and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate of the C, D, and E Preferred Stock for the period. For the year ended December 31, 2016, the Fund’s total return on the NAV of the common shares exceeded the dividend rate of the outstanding C, D, and E Preferred Stock. Thus, advisory fees of the C, D, and E Preferred Stock were not reduced.

During the year ended December 31, 2016, the Fund paid $66,268 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $11,699.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2016, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $3,528.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Fund engaged in purchase and sale transactions with funds that have a common investment adviser. These purchase and sales transactions complied with Rule 17a-7 under the Act and amounted to $3,706,730 and $3,467,730, respectively.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government obligations, aggregated $202,440,557 and $300,410,630, respectively.

5. Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 237,024,900 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2016 and 2015, the Fund did not repurchase any shares of its common stock in the open market and did not issue new shares upon reinvestment of distributions.

The Fund has an effective shelf registration authorizing the offering of an additional $500 million of common or preferred shares.

On September 19, 2014, the Fund distributed one transferable right for each of the 191,839,279 common shares outstanding on that date. Seven rights were required to purchase one additional common share at the subscription price of $5.75 per share. On October 27, 2014, the Fund issued 27,405,612 common shares receiving net proceeds of $156,969,797, after the deduction of offering expenses of $612,472. The NAV of the Fund was reduced by $0.12 per share on the day the additional shares were issued. The additional shares were issued below NAV.

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series D, Series E, Series G, Series H, and Series J Preferred Stock at redemption prices of $25,000, $25, $25,000, $25, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For Series C and Series E Preferred Stocks, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E shareholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series C, Series D, and Series E Preferred Stock at their respective redemption prices. In addition, the Board has authorized the repurchase of Series D Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2016 and 2015, the Fund did not repurchase or redeem any shares of Series C, Series D, and Series E Preferred Stock.

On March 31, 2016, the Fund received net proceeds of $77,155,000 (after underwriting discounts of $2,520,000 and estimated offering expenses of $325,000) from the public offering of 3,200,000 shares of Series J Preferred.

Commencing July 31, 2017, September 27, 2017, and March 31, 2021, and anytime thereafter, the Fund, at its option, may redeem the Series G, Series H, and Series J Preferred Stock, respectively, in whole or in part at the redemption price. In addition, the Board has authorized the repurchase of the Series G and Series H Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the years ended December 31, 2016 and 2015, the Fund repurchased and retired 7,300 and 6,960 of the Series G Preferred in the open market at an investment of $169,201 and $159,988 and average discounts of approximately 7.33% and 8.09%, respectively from its liquidation preference. During the years ended December 31, 2016 and 2015, the Fund repurchased and retired 6,000 and 1,200 of the Series H Preferred in the open market at an investment of $138,542 and $28,968 and an average discount of approximately 7.68% and 3.60%, respectively, from its liquidation preference.

As of December 31, 2016 after considering the 2014 common share rights offering and the Series J Preferred offering, the Fund has approximately $262 million available for issuance under the current shelf.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Issued/ Authorized	Number of Shares Outstanding at 12/31/2016	Net Proceeds	2016 Dividend Rate Range	Dividend Rate at 12/31/2016	Accrued Dividends at 12/31/2016

C Auction Rate	June 27, 2002	5,200	2,880	$128,246,557	0.525% to 1.173%	1.155%	$ 9,240
D 5.875%	October 7, 2003	3,000,000	2,363,860	$ 72,375,842	Fixed Rate	5.875%	$48,221
E Auction Rate	October 7, 2003	2,000	1,120	$ 49,350,009	0.525% to 1.155%	1.155%	$ 1,797
G 5.000%	August 1, 2012	3,280,477	2,789,701	$ 69,643,042	Fixed Rate	5.000%	$48,432
H 5.000%	September 28, 2012	4,198,880	4,179,773	$101,028,958	Fixed Rate	5.000%	$72,565
J 5.450%	March 28, 2016	4,500,000	3,200,000	$ 77,155,000	Fixed Rate	5.450%	$60,556

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets attributable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the “Fund”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2017

The Gabelli Equity Trust Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 74	Since 1986***	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)
INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita[6] Director Age: 81	Since 1999*	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn[6] Director Age: 78	Since 1989**	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr. Director Age: 77	Since 1998*	11	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Arthur V. Ferrara Director Age: 86	Since 2001***	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

William F. Heitmann Director Age: 67	Since 2012***	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	—

Anthony R. Pustorino Director Age: 91	Since 1986**	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Salvatore J. Zizza Director Age: 71	Since 1986*	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Equity Trust Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Vice President and Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J.Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

Carter W. Austin Vice President Age: 50	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2015 and Vice President (1996-2015) of Gabelli Funds, LLC

Molly A.F. Marion Vice President and Ombudsman Age: 62	Since 2009	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012

David I. Schachter Vice President Age: 63	Since 2013	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2015 and Vice President (1999-2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	– Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.
[6]	Represents holders of the Fund’s Preferred Stock.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2016

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
03/23/16	03/16/16	$0.15000	$0.01810	$0.13080	$0.00110	$5.38330
06/23/16	06/16/16	0.15000	0.01810	0.13080	0.00110	5.46620
09/23/16	09/16/16	0.15000	0.01810	0.13080	0.00110	5.60770
12/16/16	12/09/16	0.15000	0.01810	0.13080	0.00110	5.66270

		$0.60000	$0.07240	$0.52320	$0.00440
5.875% Series D Cumulative Preferred Stock
03/28/16	03/21/16	$0.36719	$0.04471	$0.32248
06/27/16	06/20/16	0.36719	0.04471	0.32248
09/26/16	09/19/16	0.36719	0.04471	0.32248
12/27/16	12/19/16	0.36719	0.04471	0.32248

		$1.46875	$0.17884	$1.28992
5.000% Series G Cumulative Preferred Stock
03/28/16	03/21/16	$0.31250	$0.03800	$0.27450
06/27/16	06/20/16	0.31250	0.03800	0.27450
09/26/16	09/19/16	0.31250	0.03800	0.27450
12/27/16	12/19/16	0.31250	0.03800	0.27450

		$1.25000	$0.15200	$1.09800
5.000% Series H Cumulative Preferred Stock
03/28/16	03/21/16	$0.31250	$0.03800	$0.27450
06/27/16	06/20/16	0.31250	0.03800	0.27450
09/26/16	09/19/16	0.31250	0.03800	0.27450
12/27/16	12/19/16	0.31250	0.03800	0.27450

		$1.25000	$0.15200	$1.09800
5.450% Series J Cumulative Preferred Stock
06/27/16	06/20/16	$0.32549	$0.03963	$0.28586
09/26/16	09/19/16	0.34062	0.04147	0.29915
12/27/16	12/19/16	0.34062	0.04147	0.29915

		$1.00674	$0.12258	$0.88416

Auction Rate Series C and E Cumulative Preferred Stock

Auction Rate Preferred Stocks pay dividends weekly based on the maximum rate. The distributions derived from long term capital gains for the Auction Rate Series C and Series E Cumulative Preferred Stock were $437,236 and $169,807, respectively.

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2016 tax returns. Ordinary income distributions include net investment income and realized net short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2016 were $126,261,818.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2016, the Fund paid to common, 5.875% Series D, 5.000% Series G, 5.000% Series H, and 5.450% Series J preferred shareholders ordinary income dividends totaling $0.07240, $0.17884, $0.15200, $0.15200, and $0.12258 per share, respectively. The Fund paid weekly distributions to auction rate Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $21.26169 and $21.33110 per share, respectively, in 2016. For the year ended December 31, 2016, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2016 derived from U.S. Government securities was 0.47%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2016. The percentage of U.S. Government securities held as of December 31, 2016 was 3.34%. For the year ended December 31, 2016, 0.00% of the ordinary income dividend was qualified interest income.

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2016

Historical Distribution Summary

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Non-Taxable Return of Capital (b)	Total Distributions(a)	Adjustment to Cost Basis (d)
Common Stock
2016	$0.06280	$0.00960	$0.52320	$0.00440	$0.60000	$0.00440
2015	0.05210	0.01020	0.43270	0.14500	0.64000	0.14500
2014	0.04848	0.01772	0.47238	0.10143	0.64000	0.10143
2013	0.05000	0.06250	0.50750	—	0.62000	—
2012	0.05800	0.10800	—	0.39400	0.56000	0.39400
2011	0.01676	0.00430	—	0.54895	0.57000	0.54895
2010	—	—	—	0.51000	0.51000	0.51000
2009	0.00040	—	—	0.71960	0.72000	0.71960
2008	0.01000	—	—	0.79000	0.80000	0.79000
2007 (e)	0.10455	0.05323	0.52679	0.63543	1.32000	0.63543
5.875% Series D Cumulative Preferred Stock
2016	$0.15523	$0.02360	$1.28992	—	$1.46875	—
2015	0.15444	0.03023	1.28409	—	1.46876	—
2014	0.13222	0.04831	1.28822	—	1.46875	—
2013	0.11822	0.14819	1.20234	—	1.46875	—
2012	0.51428	0.95447	—	—	1.46875	—
2011	1.16910	0.29965	—	—	1.46875	—
2010	1.05723	—	—	$0.41152	1.46875	$0.41152
2009	1.46875	—	—	—	1.46875	—
2008	1.46875	—	—	—	1.46875	—
2007	0.22096	0.11474	1.13305	—	1.46875	—
5.000% Series G Cumulative Preferred Stock
2016	$0.13200	$0.02000	$1.09800	—	$1.25000	—
2015	0.13160	0.02560	1.09280	—	1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.11270	0.14110	1.14550	—	1.39930	—
2012	0.21155	0.39262	—	—	0.60417	—
5.000% Series H Cumulative Preferred Stock
2016	$0.13200	$0.02000	$1.09800	—	$1.25000	—
2015	0.13160	0.02560	1.09280	—	1.25000	—
2014	0.11240	0.04120	1.09640	—	1.25000	—
2013	0.10080	0.12600	1.02320	—	1.25000	—
2012	0.10700	0.19860	—	—	0.30560	—
5.450% Series J Cumulative Preferred Stock
2016	$0.10640	$0.01618	$0.88416	—	$1.00674	—

THE GABELLI EQUITY TRUST INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2016

Historical Distribution Summary (Continued)

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Non-Taxable Return of Capital (b)	Total Distributions(a)	Adjustment to Cost Basis (d)
Auction Rate Series C Cumulative Preferred Stock
2016	$ 18.45541	$ 2.80628	$ 153.35831	—	$ 174.62000	—
2015	4.58660	0.89764	38.13575	—	43.61999	—
2014	2.81131	1.02727	27.39142	—	31.23000	—
2013	2.49523	3.12766	25.37712	—	31.00000	—
2012	13.04312	24.20688	—	—	37.25000	—
2011	29.61842	7.59158	—	—	37.21000	—
2010	47.84624	—	—	$18.62376	66.47000	$18.62376
2009	70.60000	—	—	—	70.60000	—
2008	760.66000	—	—	—	760.66000	—
2007	203.92150	105.89030	1,045.88200	—	1,355.50000	—
Auction Rate Series E Cumulative Preferred Stock
2016	$ 18.51566	$ 2.81544	$ 153.85890	—	$ 175.19000	—
2015	4.84737	0.94868	40.30395	—	46.10000	—
2014	2.68709	0.98187	26.18104	—	29.85000	—
2013	2.56686	3.21745	26.10568	—	31.89000	—
2012	12.47587	23.15413	—	—	35.63000	—
2011	27.47723	7.04277	—	—	34.52000	—
2010	48.73162	—	—	$18.96838	67.70000	$18.96838
2009	65.24000	—	—	—	65.24000	—
2008	783.29000	—	—	—	783.29000	—
2007	199.17211	103.42412	1,021.33377	—	1,323.93000	—

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income.

(d) Decrease in cost basis

(e) On June 28, 2007, the Fund distributed shares of The Gabelli Healthcare & WellnessRx Trust valued at $8.40 per share.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Daniel M. Miller has been the portfolio manager of The Gabelli Focus Five Fund since inception of the investment strategy on January 1, 2012. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

 GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

William F. Heitmann

Former Senior Vice President of Finance,

Verizon Communications, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GAB Q4/2016

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Effective February 22, 2017, Mr. Pustorino retired from the Board of Directors and Mr. William F. Heitmann was appointed as a member and the chairman of the audit committee. The Board of Directors has determined that Mr. Heitmann is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,362 for 2015 and $51,621 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,635 for 2015 and $4,751 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino, Salvatore J. Zizza.

Mr. Pustorino was a member of the registrant’s audit committee for the entire fiscal year ended December 31, 2016. Effective February 22, 2017, Mr. Pustorino retired from the Board of Directors and Mr. William F. Heitmann was appointed as a member and the chairman of the audit committee.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”) other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised – June 1, 2016

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the

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Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

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The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

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●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

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●	Amount of stock currently authorized but not yet issued or reserved for stock option plans
●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

We generally believe that proxy access is a useful tool to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Executive Chairman of Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Robert Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC and co-manages the Fund. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC. He is also a Managing Director of GAMCO Investors, Inc. Mr. Miller graduated magna cum laude with a degree in finance from the University of Miami in Coral Gables, Florida.

MANAGEMENT OF OTHER ACCOUNTS

Information provided as of December 31, 2016

The table below shows the number of other accounts managed by the portfolio manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	20.8B	6	5.1B
	Other Pooled Investment Vehicles:	29	1.2B	18	1.1B
	Other Accounts:	1,559	15.2B	13	1.3B

2. Kevin V. Dreyer	Registered Investment Companies:	6	5.5B	1	2.4B
	Other Pooled Investment Vehicles:	1	127.5M	0	0
	Other Accounts:	327	1.3B	1	50.8M

3. Christopher J. Marangi	Registered Investment Companies:	7	5.9B	2	2.6B
	Other Pooled Investment Vehicles:	1	127.5M	0	0
	Other Accounts:	335	1.3B	0	0

4. Daniel M. Miller	Registered Investment Companies:	1	187.0M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	13	12.3M	0	0

5. Robert D. Leininger	Registered Investment Companies:	2	2.5B	1	2.4B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	75	290.0M	1	50.8M

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Christopher J. Marangi, Robert D. Leininger and Daniel M. Miller each owned over $1,000,000, $10,001-$50,000, $1-$10,000, $0 and $0, respectively, of shares of the Trust as of December 31, 2016.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 07/01/16 through 07/31/16	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,797,001 Preferred Series H – 4,186,973 Preferred Series J – 3,200,000
Month #2 08/01/16 through 08/31/16	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,797,001 Preferred Series H – 4,185,773 Preferred Series J – 3,200,000
Month #3 09/01/16 through 09/30/16	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 219,244,891 Preferred Series D – 2,363,860 Preferred Series G – 2,797,001 Preferred Series H – 4,185,773 Preferred Series J – 3,200,000
Month #4 10/01/16 through 10/31/16	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 219,240,166 Preferred Series D – 2,363,860 Preferred Series G – 2,797,001 Preferred Series H – 4,185,773 Preferred Series J – 3,200,000

Month #5 11/01/16 through 11/30/16	Common – N/A Preferred Series D – N/A Preferred Series G – 500 Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – $23.0900 Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – 500 Preferred Series H – N/A Preferred Series J – N/A	Common – 219,240,166 Preferred Series D – 2,363,860 Preferred Series G – 2,797,001 – 500 = 2,796,501 Preferred Series H – 4,185,773 Preferred Series J – 3,200,000
Month #6 12/01/16 through - 12/31/16	Common – N/A Preferred Series D – N/A Preferred Series G – 6,800 Preferred Series H – 6,000 Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – $23.1001 Preferred Series H – $23.0804 Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – 6,800 Preferred Series H – 6,000 Preferred Series J – N/A	Common – 219,240,166 Preferred Series D – 2,363,860 Preferred Series G – 2,796,501 – 6,800 = 2,789,701 Preferred Series H – 4,185,773 – 6,000 = 4,179,773 Preferred Series J – 3,200,000
Total	Common – N/A Preferred Series D – N/A Preferred Series G – 7,300 Preferred Series H – 6,000 Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – $23.2043 Preferred Series H – $23.0804 Preferred Series J – N/A	Common – N/A Preferred Series D – N/A Preferred Series G – 7,300 Preferred Series H – 6,000 Preferred Series J – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Equity Trust Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/09/2017

* Print the name and title of each signing officer under his or her signature.